November 7, 2012 Fannie Mae 2012 Third-Quarter Credit Supplement Exhibit 99.2

1  This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, the “2012 Q3 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2012 Q3 Form 10-Q and in Fannie Mae’s Form 10-K for the year ended December 31, 2011, the “2011 Form 10-K.” These materials should be reviewed together with the 2012 Q3 Form 10-Q and the 2011 Form 10-K, copies of which are available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s Web site at www.fanniemae.com.  Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.  This presentation includes forward-looking statements relating to future home price changes. Future home price changes may be very different from our estimates as a result of significant inherent uncertainty in the current market environment, including uncertainty about the effect of actions the federal government has taken and may take with respect to tax policies, spending cuts, mortgage finance programs and policies, and housing finance reform; the management of the Federal Reserve’s MBS holdings; the impact of those actions on and changes generally in unemployment and the general economic and interest rate environment; and the impact on the U.S. economy of the European debt crisis. The impact of future home price changes on our business, results or financial condition will depend on many other factors.  Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A zero indicates less than one half of one percent. A dash indicates a null value.

2 Table of Contents Slide Home Price Growth/Decline Rates in the U.S. 3 Home Price Change Peak-to-Current as of 2012 Q3 4 Fannie Mae Acquisition Profile by Key Product Features 5 Fannie Mae Credit Profile by Key Product Features 6 Fannie Mae Credit Profile by Origination Year and Key Product Features 7 Fannie Mae Credit Profile by State 8 Fannie Mae Alt-A Credit Profile by Key Product Features 9 Fannie Mae Single-Family Serious Delinquency Rates by States and Region 10 Fannie Mae Single-Family Completed Workouts by Type 11 Fannie Mae Single-Family Loan Modifications by Monthly Payment Change and Type 12 Performance of Fannie Mae Modified Loans 13 Fannie Mae Single-Family Cumulative Default Rates 14 Fannie Mae Single-Family Real Estate Owned (REO) in Selected States 15 Real Estate Owned (REO) Sales Price / UPB of Mortgage Loans 16 Fannie Mae Multifamily Credit Profile by Loan Attributes 17 Fannie Mae Multifamily Credit Profile by Acquisition Year 18 Fannie Mae Multifamily Credit Profile 19 Fannie Mae Multifamily YTD 2012 Credit Losses by State 20

FannieMae

Home Price Growth/Decline Rates in the U.S.

Fannie Mae Home Price Index



15%
10%
5%
0%
-5%
-10%
-15%
7.0%
6.3%
7.5%
7.7%
10.6%
11.4%
2.8%
-3.4%
-9.1%
-4.8%
-4.4%
-3.7%
4.8% *
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012*

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012*
S&P/Case-Shiller Index	9.8%	7.7%	10.6%	10.7%	14.6%	14.7%	-0.3%	-8.4%	-18.4%	-2.5%	-3.7%	-3.7%	5.1%**

Growth rates are from period-end to period-end.

*Year-to-date as of Q3 2012. Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2012. Including subsequent data may lead to materially different results.

** Year-to-date as of Q2 2012.

After declining by an estimated 23.7% from their peak in the third quarter of 2006 to the first quarter of 2012, we estimate that home prices on a national basis increased by 3.5% in the second quarter of 2012 and by 1.5% in the third quarter of 2012. Although we believe home prices may decline again through early 2013, we expect that, if current market trends continue, home prices will not decline on a national basis below their first quarter 2012 levels. We also expect significant regional variation in home price changes and the timing of home price stabilization. Our estimates of home price changes are based on our home price index, which is calculated differently from the S&P/Case-Shiller U.S. National Home Price Index and therefore results in different percentages for comparable changes. Our estimated 23.7% peak-to-trough decline in home prices on a national basis corresponds to a 34.7% decline according to the S&P/Case-Shiller's National Home Price Index.

3

4 Top %: State/Region Home Price Growth Rate percentage from applicable peak in that state/region through September 30, 2012. Bottom %: Percent of Fannie Mae single-family conventional guaranty book of business by unpaid principal balance as of September 30, 2012. Note: Regional home price decline percentages are a housing stock unit-weighted average of home price decline percentages of states within each region. *Source: Fannie Mae. Estimates based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2012. Including subsequent data may lead to materially different results. Home Price Change Peak-to-Current as of 2012 Q3* United States -19.9%

5 Fannie Mae Acquisition Profile by Key Product Features Credit Characteristics of Single-Family Business Volume (1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business volume refers to both single-family mortgage loans we purchased for our mortgage portfolio and single-family mortgage loans we guarantee into Fannie Mae MBS. Beginning with the third quarter of 2011, we prospectively report loans underlying long-term standby commitments in the period in which the commitment was established, rather than at the time of actual delivery. (2) The increase after 2009 is the result of our Refi PlusTM initiative, which involves the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%. (3) Refi Plus and Home Affordable Refinance Program (HARP) started in April 2009. (4) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery. (5) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative. Acquisition Year Q3 2012 Q2 2012 Q1 2012 2011 2010 2009 2008 2007 2006 2005 2004 Unpaid Principal Balance (billions) $231.1 $174.1 $200.1 $562.3 $595.0 $684.7 $557.2 $643.8 $515.8 $524.2 $568.8 Weighted Average Origination Note Rate 3.73% 3.93% 3.96% 4.35% 4.64% 4.93% 6.00% 6.51% 6.45% 5.73% 5.63% Origination Loan-to-Value Ratio <= 60% 23.8% 24.2% 28.9% 29.1% 30.3% 32.6% 22.7% 16.7% 18.6% 21.4% 23.1% >60% and <= 70% 13.8% 13.8% 15.6% 15.5% 15.9% 17.0% 16.1% 13.5% 15.1% 16.3% 16.2% >70% and <= 80% 34.2% 34.1% 35.4% 37.3% 38.5% 39.9% 39.5% 44.7% 49.6% 46.2% 43.1% >80% and <= 90% 8.9% 9.3% 9.1% 8.9% 8.6% 6.9% 11.7% 9.1% 6.8% 7.4% 8.2% >90% and <= 100% (2) 8.8% 9.0% 7.4% 6.8% 5.2% 3.3% 10.0% 15.8% 9.7% 8.5% 9.3% > 100% (2) 10.5% 9.6% 3.7% 2.3% 1.6% 0.4% 0.1% 0.1% 0.2% 0.2% 0.2% Weighted Average Origination Loan-to-Value Ratio 76.6% 75.7% 70.0% 69.3% 68.4% 66.8% 72.0% 75.5% 73.4% 72.0% 71.4% Weighted Average Origination Loan-to-Value Ratio Excluding HARP (3) 70.0% 69.4% 66.9% 67.0% 66.0% 65.8%      FICO Credit Scores (4) 0 to < 620 0.9% 0.9% 0.5% 0.5% 0.4% 0.4% 2.8% 6.4% 6.2% 5.4% 5.6% >= 620 and < 660 2.3% 2.4% 1.8% 1.8% 1.6% 1.5% 5.7% 11.5% 11.2% 10.7% 11.5% >=660 and < 700 7.2% 7.5% 6.5% 7.0% 6.6% 6.5% 13.9% 19.2% 19.6% 18.9% 19.4% >=700 and < 740 15.5% 16.1% 15.1% 16.2% 16.1% 17.2% 21.7% 22.6% 23.0% 23.2% 23.9% >=740 74.1% 73.0% 76.0% 74.5% 75.1% 74.4% 55.8% 40.1% 39.7% 41.5% 39.2% Missing 0.0% 0.0% 0.0% 0.1% 0.1% 0.1% 0.1% 0.1% 0.2% 0.3% 0.4% Weighted Average FICO Credit Score (4) 761 760 763 762 762 761 738 716 716 719 715 Product Distribution Fixed-rate 97.1% 96.0% 95.7% 93.5% 93.7% 96.6% 91.7% 90.1% 83.4% 78.7% 78.8% Adjustable-rate 2.9% 4.0% 4.3% 6.5% 6.3% 3.4% 8.3% 9.9% 16.6% 21.3% 21.2% Alt-A (5) 0.9% 0.7% 0.6% 1.2% 0.9% 0.2% 3.1% 16.7% 21.8% 16.1% 11.9% Subprime       0.3% 0.7% 0.7% 0.0%  Interest Only 0.3% 0.3% 0.4% 0.7% 1.3% 1.0% 5.6% 15.2% 15.2% 10.1% 5.0% Negative Amortizing       0.0% 0.3% 3.1% 3.2% 1.9% Investor 7.1% 7.3% 6.6% 6.5% 4.6% 2.5% 5.6% 6.5% 7.0% 6.4% 5.4% Condo/Co-op 9.2% 9.4% 8.8% 8.8% 8.6% 8.2% 10.3% 10.4% 10.5% 9.8% 8.8% Refinance 76.4% 77.6% 82.6% 76.5% 77.4% 79.9% 58.6% 50.4% 48.3% 53.1% 57.3% Total Refi Plus (3) 24.6% 26.6% 22.5% 24.3% 23.4% 10.6%      HARP (3) 14.6% 15.4% 10.2% 8.5% 9.0% 3.8%      Origination Loan-to-Value Ratio: >80% and <=105% 49.6% 57.1% 80.6% 88.5% 94.5% 99.1%      >105% and <=125% 23.8% 23.2% 17.0% 11.5% 5.5% 0.9%      >125% 26.6% 19.8% 2.4%         HARP Weighted Average Origination Loan-to-Value Ratio 115.1% 110.7% 97.3% 94.1% 92.1% 90.7%     

FannieMae

Fannie Mae Credit Profile by Key Product Features

Credit Characteristics of Single-Family Conventional Guaranty Book of Business

As of September 30, 2012	Categories Not Mutually Exclusive [1]									
	Negative Amortizing Loans	Interest Only Loans	Loans with FICO < 620[3]	Loans with FICO ≥ 620 and < 660[3]	Loans with Origination LTV Ratio > 90%	Loans with FICO < 620 and Origination LTV Ratio > 90%[3]	Alt-A Loans	Subprime Loans	Sub-total of Key Product Features[1]	Overall Book
Unpaid Principal Balance (billions) [2]	$7.9	$110.9	$81.4	$171.2	$331.1	$19.0	$162.2	$5.2	$720.1	$2,767.3
Share of Single-Family Conventional Guaranty Book	0.3%	4.0%	2.9%	6.2%	12.0%	0.7%	5.9%	0.2%	26.0%	100.0%
Average Unpaid Principal Balance [2]	$106,589	$238,578	$119,511	$131,660	$163,925	$121,866	$155,931	$145,294	$152,891	$157,291
Serious Delinquency Rate	6.72%	14.36%	12.24%	9.35%	5.92%	15.33%	11.61%	20.85%	8.20%	3.41%
Origination Years 2005-2008	54.7%	80.9%	56.5%	51.5%	29.5%	55.5%	68.6%	85.4%	46.4%	23.8%
Weighted Average Origination Loan-to-Value Ratio	70.5%	74.5%	77.7%	77.6%	101.6%	100.9%	74.1%	77.0%	85.2%	72.5%
Origination Loan-to-Value Ratio > 90%	0.3%	8.5%	23.3%	20.9%	100.0%	100.0%	8.1%	6.6%	46.0%	12.0%
Weighted Average Mark-to-Market Loan-to-Value Ratio	92.7%	111.7%	88.5%	87.9%	106.7%	112.4%	96.8%	107.4%	96.7%	75.6%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	14.1%	25.3%	17.3%	16.1%	29.3%	31.6%	19.3%	23.5%	22.0%	8.5%
Mark-to-Market Loan-to-Value Ratio > 125%	29.7%	31.8%	13.2%	13.3%	16.8%	25.4%	20.8%	26.1%	15.8%	5.7%
Weighted Average FICO [3]	707	725	587	642	722	589	716	619	697	741
FICO < 620 [3]	6.8%	1.5%	100.0%	—	5.7%	100.0%	1.1%	50.5%	11.3%	2.9%
Fixed-rate	1.8%	29.0%	79.9%	82.4%	90.9%	79.7%	65.7%	64.0%	78.3%	89.8%
Primary Residence	68.6%	85.2%	96.3%	93.8%	93.7%	98.0%	77.5%	96.9%	89.8%	89.0%
Condo/Co-op	13.1%	15.9%	4.8%	6.4%	10.2%	5.7%	10.3%	4.1%	9.5%	9.4%
Credit Enhanced [4]	54.5%	16.2%	27.5%	25.3%	62.7%	77.0%	15.5%	59.2%	34.9%	13.9%
% of 2007 Credit Losses [5]	0.9%	15.0%	18.8%	21.9%	17.4%	6.4%	27.8%	1.0%	72.3%	100.0%
% of 2008 Credit Losses [5]	2.9%	34.2%	11.8%	17.4%	21.3%	5.4%	45.6%	2.0%	81.3%	100.0%
% of 2009 Credit Losses [5]	2.0%	32.6%	8.8%	15.5%	19.2%	3.4%	39.6%	1.5%	75.0%	100.0%
% of 2010 Credit Losses [5]	1.9%	28.6%	8.0%	15.1%	15.9%	2.7%	33.2%	1.1%	68.4%	100.0%
% of 2011 Credit Losses [5]	1.2%	25.8%	7.9%	14.7%	14.0%	2.2%	27.3%	0.6%	63.4%	100.0%
% of Q1 2012 Credit Losses [5]	1.2%	23.3%	7.7%	14.2%	18.7%	2.5%	24.7%	1.2%	63.2%	100.0%
% of Q2 2012 Credit Losses [5]	1.1%	23.1%	7.9%	14.4%	18.4%	2.5%	24.3%	1.1%	63.1%	100.0%
% of Q3 2012 Credit Losses [5]	0.5%	21.6%	7.1%	13.9%	16.3%	1.9%	25.8%	0.9%	61.4%	100.0%

(1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories.
(2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2012.
(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Q3 Form 10-Q.

6

FannieMae

Fannie Mae Credit Profile by Origination Year and Key Product Features

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year

		Origination Year									
As of September 30, 2012	Overall Book	2012	2011	2010	2009	2008	2007	2006	2005	2004 and Earlier
Unpaid Principal Balance (billions) (1)	$2,767.3	$515.5	$442.8	$415.7	$340.7	$141.0	$214.5	$150.7	$152.6	$393.9
Share of Single-Family Conventional Guaranty Book	100.0%	18.6%	16.0%	15.0%	12.3%	5.1%	7.7%	5.4%	5.5%	14.2%
Average Unpaid Principal Balance (1)	$157,291	$210,788	$191,260	$189,822	$182,187	$164,910	$169,419	$154,217	$139,010	$86,059
Serious Delinquency Rate	3.41%	0.02%	0.16%	0.41%	0.78%	6.26%	12.66%	11.87%	7.54%	3.48%
Weighted Average Origination Loan-to-Value Ratio	72.5%	75.0%	70.6%	70.2%	69.1%	75.1%	78.5%	75.4%	73.3%	71.0%
Origination Loan-to-Value Ratio > 90% (2)	12.0%	17.5%	11.2%	8.8%	5.6%	13.1%	21.2%	12.7%	9.5%	9.6%
Weighted Average Mark-to-Market Loan-to-Value Ratio	75.6%	73.4%	67.6%	68.9%	70.5%	88.8%	107.9%	106.5%	91.0%	58.7%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	8.5%	5.1%	2.6%	3.5%	4.5%	21.7%	26.6%	22.9%	17.9%	4.8%
Mark-to-Market Loan-to-Value Ratio > 125%	5.7%	3.3%	0.1%	0.2%	0.3%	8.6%	25.8%	26.3%	14.9%	2.3%
Weighted Average FICO (3)	741	761	760	760	757	725	700	704	712	714
FICO < 620 (3)	2.9%	0.9%	0.5%	0.5%	0.6%	4.1%	9.3%	7.6%	5.7%	6.2%
Interest Only	4.0%	0.3%	0.6%	1.0%	1.0%	6.6%	16.5%	18.3%	11.5%	2.3%
Negative Amortizing	0.3%	—	—	—	—	—	0.1%	1.3%	1.5%	0.9%
Fixed-rate	89.8%	96.7%	93.9%	95.0%	97.2%	83.8%	75.1%	73.4%	75.9%	86.0%
Primary Residence	89.0%	88.9%	88.0%	90.0%	91.4%	86.6%	88.3%	86.4%	86.5%	90.2%
Condo/Co-op	9.4%	9.0%	9.0%	8.7%	9.0%	12.1%	11.0%	11.6%	10.9%	7.9%
Credit Enhanced (4)	13.9%	13.8%	10.5%	7.6%	7.4%	27.9%	31.9%	21.1%	16.1%	11.9%
% of 2007 Credit Losses (5)	100.0%	—	—	—	—	—	1.9%	21.3%	23.6%	53.2%
% of 2008 Credit Losses (5)	100.0%	—	—	—	—	0.5%	27.9%	34.9%	19.3%	17.3%
% of 2009 Credit Losses (5)	100.0%	—	—	—	—	4.8%	36.0%	30.9%	16.4%	11.9%
% of 2010 Credit Losses (5)	100.0%	—	—	—	0.4%	7.0%	35.8%	29.2%	15.9%	11.7%
% of 2011 Credit Losses (5)	100.0%	—	—	0.7%	1.6%	5.7%	30.3%	27.7%	19.2%	14.8%
% of Q1 2012 Credit Losses (5)	100.0%	—	0.2%	1.1%	1.9%	7.5%	34.6%	26.0%	15.0%	13.6%
% of Q2 2012 Credit Losses (5)	100.0%	—	0.4%	1.6%	2.2%	8.0%	33.0%	26.8%	17.4%	10.6%
% of Q3 2012 Credit Losses (5)	100.0%	—	0.9%	2.2%	2.7%	7.1%	28.0%	28.1%	17.3%	13.6%
Cumulative Default Rate (6)	—	0.0%	0.0%	0.2%	0.3%	3.3%	10.9%	10.1%	6.1%	—

(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2012.

(2) The increase after 2009 is the result of our Refi Plus loans, which we began acquiring in April 2009, and involve the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%.

(3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.

(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Q3 Form 10-Q.

(6) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2002 to 2004 cumulative default rates, refer to slide 14.

7

FannieMae

Fannie Mae Credit Profile by State

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by State

As of September 30, 2012	Overall Book	AZ	CA	FL	NV	Select Midwest States [5]
Unpaid Principal Balance (billions) [1]	$2,767.3	$65.4	$525.5	$167.9	$27.6	$280.1
Share of Single-Family Conventional Guaranty Book	100.0%	2.4%	19.0%	6.1%	1.0%	10.1%
Average Unpaid Principal Balance [1]	$157,291	$148,008	$222,566	$138,496	$156,843	$122,793
Serious Delinquency Rate	3.41%	2.35%	1.89%	10.49%	6.97%	3.66%
Origination Years 2005-2008	23.8%	33.2%	19.4%	44.6%	41.2%	22.6%
Weighted Average Origination Loan-to-Value Ratio	72.5%	79.1%	66.7%	76.3%	80.6%	76.4%
Origination Loan-to-Value Ratio > 90%	12.0%	18.8%	7.2%	15.1%	17.0%	16.4%
Weighted Average Mark-to-Market Loan-to-Value Ratio	75.6%	91.7%	75.2%	98.2%	123.1%	81.0%
Mark-to-Market Loan-to-Value Ratio >100% and <=125%	8.5%	16.9%	8.5%	16.1%	14.3%	12.5%
Mark-to-Market Loan-to-Value Ratio >125%	5.7%	17.4%	8.7%	24.9%	42.7%	6.3%
Weighted Average FICO [2]	741	742	751	727	736	736
FICO < 620 [2]	2.9%	2.5%	1.6%	4.6%	2.5%	3.8%
Interest Only	4.0%	7.8%	5.8%	7.8%	11.7%	2.5%
Negative Amortizing	0.3%	0.3%	0.8%	0.7%	0.9%	0.1%
Fixed-rate	89.8%	85.1%	87.4%	83.8%	78.6%	89.5%
Primary Residence	89.0%	80.2%	86.5%	82.1%	77.5%	93.0%
Condo/Co-op	9.4%	4.4%	12.1%	13.7%	5.7%	11.1%
Credit Enhanced [3]	13.9%	13.4%	6.4%	14.6%	13.5%	17.7%
% of 2007 Credit Losses [4]	100.0%	1.8%	7.2%	4.7%	1.2%	46.6%
% of 2008 Credit Losses [4]	100.0%	8.0%	25.2%	10.9%	4.9%	21.1%
% of 2009 Credit Losses [4]	100.0%	10.8%	24.4%	15.5%	6.5%	14.8%
% of 2010 Credit Losses [4]	100.0%	10.0%	22.6%	17.5%	6.1%	13.6%
% of 2011 Credit Losses [4]	100.0%	11.7%	27.0%	11.0%	7.9%	12.0%
% of Q1 2012 Credit Losses [4]	100.0%	7.6%	19.6%	19.6%	5.1%	17.7%
% of Q2 2012 Credit Losses [4]	100.0%	7.1%	20.4%	21.4%	4.6%	17.5%
% of Q3 2012 Credit Losses [4]	100.0%	5.5%	17.7%	21.2%	4.8%	18.5%

(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2012.
(2) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(3) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(4) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Q3 Form 10-Q.
(5) Select Midwest states are Illinois, Indiana, Michigan, and Ohio.

8

FannieMae

Fannie Mae Alt-A Credit Profile by Key Product Features

Credit Characteristics of Alt-A Single-Family Conventional Guaranty Book of Business by Origination Year

As of September 30, 2012	Alt-A (1)	2012 (2)	2011 (2)	2010 (2)	2009 (2)	2008	2007	2006	2005	2004 and Earlier
Unpaid principal balance (billions) (3)	$162.2	$4.0	$6.7	$3.8	$1.3	$3.8	$38.3	$40.8	$28.4	$35.1
Share of Alt-A	100.0%	2.4%	4.1%	2.4%	0.8%	2.3%	23.6%	25.1%	17.5%	21.6%
Weighted Average Origination Loan-to-Value Ratio	74.1%	93.8%	74.3%	79.3%	75.5%	68.6%	75.1%	74.3%	73.0%	71.4%
Origination Loan-to-Value Ratio > 90% (4)	8.1%	48.1%	25.1%	28.8%	21.1%	2.6%	8.5%	4.9%	3.4%	5.1%
Weighted Average Mark-to-Market Loan-to-Value Ratio	96.8%	92.1%	72.3%	80.4%	79.7%	85.7%	112.5%	113.1%	100.1%	66.9%
Mark-to-Market Loan-to-Value Ratio > 100% and <=125%	19.3%	19.9%	10.7%	14.9%	15.8%	18.6%	25.8%	24.0%	20.7%	7.7%
Mark-to-Market Loan-to-Value Ratio > 125%	20.8%	14.7%	0.5%	0.7%	1.3%	8.7%	30.8%	32.1%	22.0%	4.6%
Weighted Average FICO (5)	716	723	742	733	734	722	708	710	721	717
FICO < 620 (5)	1.1%	7.3%	2.8%	3.3%	3.8%	0.3%	0.6%	0.6%	0.4%	1.6%
Adjustable-rate	34.3%	1.1%	2.5%	4.3%	3.7%	24.0%	36.0%	40.5%	45.9%	31.1%
Interest Only	27.0%	—	—	—	0.1%	7.4%	37.2%	37.8%	30.5%	14.7%
Negative Amortizing	2.6%	—	—	—	—	—	—	3.8%	6.0%	2.5%
Investor	18.0%	27.0%	24.2%	12.2%	5.5%	18.6%	18.8%	16.4%	19.8%	16.5%
Condo/Co-op	10.3%	10.3%	7.2%	9.4%	8.9%	6.7%	9.0%	11.0%	12.8%	9.8%
California	20.9%	24.9%	26.1%	19.5%	15.3%	20.1%	20.9%	18.4%	19.8%	24.0%
Florida	11.7%	9.7%	4.0%	3.4%	3.4%	9.8%	13.1%	14.0%	13.6%	9.3%
Credit Enhanced (6)	15.5%	7.4%	2.2%	2.3%	1.5%	14.2%	17.7%	15.1%	14.7%	19.8%
Serious Delinquency Rate at 12/31/11	12.43%	—	0.21%	2.11%	4.25%	10.70%	18.46%	17.55%	12.19%	6.65%
Serious Delinquency Rate at 09/30/12	11.61%	0.13%	0.86%	3.09%	4.83%	10.44%	17.55%	16.62%	11.74%	6.74%
% of 2007 Credit Losses (7)	27.8%	—	—	—	—	—	0.7%	9.8%	9.7%	7.7%
% of 2008 Credit Losses (7)	45.6%	—	—	—	—	0.0%	12.4%	20.1%	9.7%	3.4%
% of 2009 Credit Losses (7)	39.6%	—	—	—	—	0.4%	13.4%	15.8%	7.3%	2.6%
% of 2010 Credit Losses (7)	33.2%	—	—	0.0%	0.0%	0.5%	11.8%	12.8%	5.7%	2.3%
% of 2011 Credit Losses (7)	27.3%	—	—	0.1%	0.1%	0.3%	8.5%	10.1%	5.9%	2.5%
% of Q1 2012 Credit Losses (7)	24.7%	—	0.0%	0.1%	0.1%	0.3%	8.5%	9.6%	4.2%	2.0%
% of Q2 2012 Credit Losses (7)	24.3%	—	—	0.1%	0.1%	0.4%	8.0%	9.2%	4.9%	1.6%
% of Q3 2012 Credit Losses (7)	25.8%	—	0.1%	0.1%	0.1%	0.4%	8.3%	9.8%	4.9%	2.1%
Cumulative Default Rate (8)	—	—	0.2%	1.3%	2.7%	8.7%	19.6%	18.3%	11.7%	—

(1) In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if and only if the lenders that deliver the mortgage loans to us have classified the loans as Alt-A based on documentation or other product features. We have loans with some features that are similar to Alt-A mortgage loans that we have not classified as Alt-A because they do not meet our classification criteria.

(2) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative.

(3) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2012.

(4) The increase after 2008 is the result of our Refi Plus loans, which we began acquiring in April 2009 and involve the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%.

(5) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

(6) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans. At September 30, 2012, 9.7% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 4.5% had only pool insurance (which is generally subject to a deductible), 1.0% had primary mortgage insurance and pool insurance, and 0.4% carried other credit enhancement such as lender recourse.

(7) Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2012 Q3 Form 10-Q.

(8) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, short sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year.

9

10 Fannie Mae Single-Family Serious Delinquency Rates by States and Region (1) (1) Calculated based on the number of loans in Fannie Mae’s single-family conventional guaranty book of business within each specified category. (2) Select Midwest states are Illinois, Indiana, Michigan, and Ohio. (3) For information on which states are included in each region, refer to footnote 9 to Table 33 in Fannie Mae’s 2012 Q3 Form 10-Q. 0% 2% 4% 6% 8% 10% 12% 14% 16% 2012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q42010 Q32010 Q22010 Q12009 Q42009 Q3 Serious Delinquency Rate by States AZ CA FL NV Select Midwest States All (2) 0% 1% 2% 3% 4% 5% 6% 7% 8% 2012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q42010 Q32010 Q22010 Q12009 Q42009 Q3 Serious Delinquency Rate by Region (3) Midwest Northeast Southeast Southwest West

11 Fannie Mae Single-Family Completed Workouts by Type  Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. Modifications include both completed modifications under the Administration's Home Affordable Modification Program (HAMP) and completed non-HAMP modifications, and do not reflect loans currently in trial modifications.  Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with completed repayment plans are included for loans that were at least 60 days delinquent at initiation.  Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent at initiation.  Deeds-in-lieu of foreclosure involve the borrower’s voluntarily signing over title to the property.  In a short sale, the borrower, working with the servicer, sells the home prior to foreclosure to pay off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds. 87,533 82,684 77,748 65,239 69,258 0 25,000 50,000 75,000 100,000 2011 Q3 2011 Q4 2012 Q1 2012 Q2 2012 Q3 Nu mb er o f Lo an s Modifications Repayment Plans Completed Forbearances Completed Short Sales and Deeds-in-Lieu

12 Fannie Mae Single-Family Loan Modifications by Monthly Payment Change and Type Change in Monthly Principal and Interest Payment of Modified Single-Family Loans(1)(2) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages and were current at the time of modification. Modifications include permanent modifications, but do not reflect loans currently in trial modifications. (2) Represents the change in the monthly principal and interest payment at the effective date of the modification. The monthly principal and interest payment on modified loans may vary, and may increase, during the remaining life of the loan. Modification Type of Single-Family Loans(1)(2) 0% 20% 40% 60% 80% 100% Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Decrease of greater than 30% of Principal and Interest Payment Decrease of greater than 20% but less than or equal to 30% of Principal and Interest Payment Decrease of less than or equal to 20% of Principal and Interest Payment No Change in Principal and Interest Payment Increase in Principal and Interest Payment 0% 20% 40% 60% 80% 100% Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Capitalization of Missed Payments and Other Extend Term, Reduce Rate and Forbear Principal Extend Term and Reduce Rate Extend Term Only Reduce Rate Only

13 Performance of Fannie Mae Modified Loans Re-performance Rates of Modified Single-Family Loans(1) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages. Modifications include permanent modifications, but do not reflect loans currently in trial modifications. 2010 2010 2010 2010 2011 2011 2011 2011 2012 2012 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 3 months post modification 80% 79% 78% 81% 84% 84% 83% 84% 85% 84% 6 months post modification 71% 73% 75% 77% 78% 79% 79% 79% 78% n/a 9 months post modification 65% 71% 73% 72% 75% 77% 76% 74% n/a n/a 12 months post modification 65% 70% 70% 69% 74% 75% 72% n/a n/a n/a 15 m nths post modification 63% 66% 67% 68% 73% 72% n/a n/a n/a n/a 18 months post modification 60% 65% 67% 68% 71% n/a n/a n/a n/a n/a 21 months post modification 59% 65% 67% 66% n/a n/a n/a n/a n/a n/a 24 months post modification 60% 65% 65% n/a n/a n/a n/a n/a n/a n/a % Current or Paid Off

14 Note: Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of September 30, 2012 are not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Fannie Mae Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 20022003 2004 2005 2006 2007 2008 2009201020112012 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Cu m ul ati ve D efa ul t R ate Time Since Beginning of Origination Year 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

FannieMae

Fannie Mae Single-Family Real Estate Owned (REO) in Selected States

State	Average Days From Last Paid Installment to Foreclosure For Q3 2012 (2) (3) (4)	REO Acquisitions and Dispositions (Number of Properties)								REO Inventory as of September 30, 2012	REO Inventory as of September 30, 2011
		Q3 2012	Q2 2012	Q1 2012	2011	2010	2009	2008	2007		
Beginning Balance	N/A	109,266	114,157	118,528	162,489	86,155	63,538	33,729	25,125	N/A	N/A
Arizona	403	2,090	2,109	2,246	16,172	20,691	12,854	5,532	751	3,865	5,703
California	521	3,684	3,697	3,829	27,589	34,051	19,565	10,624	1,681	9,448	16,759
Florida	1,080	5,980	5,584	5,610	13,748	29,628	13,282	6,159	1,714	12,633	8,083
Nevada	657	533	654	1,003	8,406	9,418	6,075	2,906	530	1,335	3,872
Select Midwest States (1)	675	9,497	9,664	11,657	33,777	45,411	28,464	23,668	16,678	29,668	28,333
All other States	580	20,100	22,075	23,355	100,004	122,879	65,377	45,763	27,767	50,276	59,866
Total Acquisitions	N/A	41,884	43,783	47,700	199,696	262,078	145,617	94,652	49,121	N/A	N/A
Total Dispositions	N/A	(43,925)	(48,674)	(52,071)	(243,657)	(185,744)	(123,000)	(64,843)	(40,517)	N/A	N/A
Ending Inventory	N/A	107,225	109,266	114,157	118,528	162,489	86,155	63,538	33,729	N/A	N/A

(1) Select Midwest States are Illinois, Indiana, Michigan, and Ohio.
(2) Measured from the last monthly period for which the borrowers fully paid their mortgages to when the related properties were added to our REO inventory for foreclosures completed during Q3 2012.
(3) Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. The average number of days from last paid installment to foreclosure for all states combined were 327, 325, 407, 479, and 529 in each of the years 2007 through 2011, respectively, and 646 year-to-date 2012.
(4) Home Equity Conversion Mortgage (HECMs) excluded from calculation.

15

16 Real Estate Owned (REO) Sales Price / UPB of Mortgage Loans(1) REO Net Sales Prices to UPB - Top 10 States (Based on Volume of REO Properties Sold YTD 2012) (1) Calculated as the sum of sale proceeds received on disposed REOs, excluding those subject to lender repurchase requests made to our seller/servicers, mortgage insurance acquisitions, and redemptions, divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net Sales Price represents the contract sale price less selling costs for the property and adjusted for other charges/credits paid by or due to the seller at closing. Note: Properties disposed of in the third quarter of 2012 through structured rental transactions have been excluded from the Net/Gross Proceeds to UPB calculations. 62% 59% 60% 62% 61% 64% 62% 61% 59% 60% 60% 61% 62% 65% 67% 55% 52% 53% 55% 55% 57% 56% 54% 53% 54% 54% 55% 56% 59% 61% 50% 55% 60% 65% 70% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Gross Sales/ UPB Net Sales/ UPB 2009 201220112010 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 CA 51.7% 47.8% 49.3% 52.9% 53.7% 56.2% 55.9% 53.3% 53.1% 53.5% 53.1% 54.7% 55.4% 58.8% 63.2% FL 45.6% 41.6% 41.3% 42.6% 41.8% 43.2% 42.0% 41.7% 41.3% 43.8% 44.7% 46.3% 47.6% 51.0% 53.3% MI 41.6% 1.9% 42.0% 4.8% 41.2% 4.5% 43.3% 44.5% 41.6% 42.6% 44.0% 45.1% 46.3% 49.2% 51.8% GA 53.3% 52.6% 54.4% 57.3% 56.0% 58.8% 56.7% 54.9% 54.3% 54.9% 53.7% 54.0% 54.2% 57.3% 60.0% IL 52.2% 47.9% 44.0% 42.9% 43.9% 45.8% 41.4% 39.3% 39.2% 43.3% 42.2% 42.0% 41.1% 44.3% 45.9% AZ 51.5% 47.8% 50.1% 52.1% 50.6% 52.1% 51.0% 46.2% 45.0% 47.0% 48.6% 51.7% 54.5% 60.9% 65.3% OH 46.2% 50.4% 51.8% 50.8% 49.0% 52.9% 47.5% 49.6% 45.2% 49.3% 47.2% 47.1% 46.3% 49.9% 53.7% TX 71.6% 70.3% 72.7% 73.8% 75.5% 77.9% 74.7% 71.4% 73.8% 74.2% 74.4% 73.5% 76.2% 78.9% 78.2% NC 68.0% 67.0% 71.9% 72.9% 69.8% 71.5% 66.1% 65.9% 66.1% 67.5% 64.6% 65.6% 66.1% 68.2% 68.6% IN 48.5% 49.5% 51.7% 53.1% 48.0% 53.5% 50.0% 51.6% 52.0% 56.2% 54.8% 53.5% 53.1% 56.5% 57.6% Top 10 51.2% 48.5% 49.5% 51.6% 50.9% 53.5% 52.0% 50.9% 49.4% 51.1% 51.4% 52.8% 53.3% 56.4% 59.0% All Others 62.0% 60.3% 61.1% 62.4% 62.1% 64.0% 61.8% 59.5% 58.9% 59.6% 58.5% 59.2% 60.5% 63.4% 64.6% Total 55.1% 52.4% 53.4% 55.3% 55.0% 57.3% 55.6% 54.1% 52.8% 54.1% 54.0% 55.4% 56.3% 59.2% 61.1% 20122009 2010 2011

FannieMae

Fannie Mae Multifamily Credit Profile by Loan Attributes

As of September 30, 2012	Loan Counts	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent [2]	% of 2012 YTD Multifamily Credit Losses[3]	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business [1]	39,289	$200.1	100%	0.28%	100%	100%	100%
Credit Enhanced Loans:							
Credit Enhanced	35,268	$179.9	90%	0.24%	79%	83%	68%
Non-Credit Enhanced	4,021	$20.2	10%	0.61%	21%	17%	32%
Origination loan-to-value ratio:[4]							
Less than or equal to 70%	25,285	$111.7	56%	0.11%	22%	18%	8%
Greater than 70% and less than or equal to 80%	11,174	$80.7	40%	0.44%	62%	70%	89%
Greater than 80%	2,830	$7.7	4%	1.14%	16%	12%	3%
Delegated Underwriting and Servicing (DUS ®) Loans: [5]							
DUS ® - Small Balance Loans[6]	8,455	$16.2	8%	0.43%	9%	9%	7%
DUS ® - Non Small Balance Loans	11,757	$149.3	75%	0.18%	78%	72%	61%
DUS ® - Total	**20,212**	**$165.6**	**83%**	**0.21%**	**87%**	**81%**	**68%**
Non-DUS - Small Balance Loans [6]	17,938	$14.8	7%	0.93%	16%	12%	10%
Non-DUS - Non Small Balance Loans	1,139	$19.7	10%	0.42%	-2%	7%	22%
Non-DUS - Total	**19,077**	**$34.5**	**17%**	**0.64%**	**13%**	**19%**	**32%**
Maturity Dates:							
Loans maturing in 2012	312	$3.3	2%	2.14%	5%	7%	15%
Loans maturing in 2013	2,628	$14.9	7%	0.38%	0%	7%	10%
Loans maturing in 2014	2,401	$13.2	7%	0.37%	12%	5%	11%
Loans maturing in 2015	3,060	$15.6	8%	0.24%	8%	6%	4%
Loans maturing in 2016	3,011	$15.9	8%	0.32%	11%	8%	14%
Other maturities	27,877	$137.2	69%	0.22%	64%	68%	46%
Loan Size Distribution:							
Less than or equal to $750K	10,968	$3.4	2%	0.90%	5%	5%	2%
Greater than $750K and less than or equal to $3M	14,014	$20.8	10%	0.76%	19%	16%	16%
Greater than $3M and less than or equal to $5M	4,787	$17.4	9%	0.34%	10%	11%	17%
Greater than $5M and less than or equal to $25M	8,329	$84.5	42%	0.28%	54%	50%	48%
Greater than $25M	1,191	$74.0	37%	0.11%	12%	18%	17%

(1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral.
(2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(3) Negative values are the result of recoveries on previously charged-off amounts.
(4) Weighted Average Origination loan-to-value ratio is 66% as of September 30, 2012.
(5) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae purchases individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review.
(6) Multifamily loans under $3 million and up to $5 million in high cost of living areas.

17

18 2010 2009 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Year1 Year2 Year3 Year4 Year5 Year6 Year7 Year8 Cu mu lat ive D efa ult Ra te 2005 2006 2007 2008 2009 2010 2011 2012 2005 2007 2008 2006 2012 2011 2005 2006 2007 2008 2009 2011 20102012 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 SDQ (%) 2005 2006 2007 2008 2009 2010 2011 2012 2005 2006 2007 2008 2009 2011 20102012 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 SD Q (% ) 2005 2006 2007 2008 2009 2010 2011 2012 (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. (2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. Note: Negative values are the result of recoveries on previously charged-off amounts. Fannie Mae Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year As of September 3 , 2012 Unpaid Principal Balance (Billions) % Seriously Delinquent (2) Total Multifamily Guaranty Book of Business (1) $200.1 100% 0.28% 228 100% 100% 100% By Acquisition Year: 2012 $23.0 11% 0.03% 1 - - - 2 11 $24. 12% 0.01% 1 0% - - 2010 $17.3 9% - - 0% - - 2009 $17.4 9% 0.19% 7 8% 6% 2% 2008 $28.4 14% 0.51% 68 27% 31% 17% 2007 $34.9 17% 0.52% 85 46% 33% 38% 2006 $16.1 8% 0.30% 17 9% 7% 17% 2005 $13.3 7% 0.21% 12 16% 3% 2% Prior to 2005 $25.7 13% 0.45% 37 -6% 20% 25% % of Multifamily Guaranty Book of Business (UPB) # of Seriously Delinquent Loans (2) % of 2012 YTD Multifamily Credit Losses % of 2011 Multifamily Credit Losses % of 2010 Multifamily Credit Losses

FannieMae

Fannie Mae Multifamily Credit Profile

As of September 30, 2012	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent [2]	% of 2012 YTD Multifamily Credit Losses	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business [1]	$200.1	100%	0.28%	100%	100%	100%
Region: [3]						
Midwest	$16.6	8%	0.88%	13%	23%	10%
Northeast	$42.8	21%	0.30%	10%	3%	5%
Southeast	$40.7	20%	0.32%	52%	42%	40%
Southwest	$34.9	17%	0.18%	8%	26%	40%
Western	$65.0	32%	0.15%	16%	6%	6%
Top Five States by UPB:						
California	$51.1	26%	0.07%	1%	1%	2%
New York	$25.5	13%	0.15%	3%	0%	1%
Texas	$17.1	9%	0.22%	1%	19%	12%
Florida	$9.8	5%	0.32%	38%	10%	13%
Virginia	$7.7	4%	0.10%	0%	0%	0%
Asset Class: [4]						
Conventional/Co-op	$177.4	89%	0.28%	96%	96%	99%
Seniors Housing	$14.5	7%	0.34%	-	-	-
Manufactured Housing	$5.3	3%	0.32%	0%	0%	0%
Student Housing	$2.8	1%	0.13%	3%	4%	1%
Targeted Affordable Segment:						
Privately Owned with Subsidy [5]	$28.1	14%	0.22%	5%	14%	6%
DUS & Non-DUS Lenders/Servicer:						
DUS: Bank (Direct, Owned Entity, or Subsidiary)	$59.5	30%	0.33%	9%	29%	45%
DUS: Non-Bank Financial Institution	$125.9	63%	0.23%	83%	68%	50%
Non-DUS: Bank (Direct, Owned Entity, or Subsidiary)	$13.4	7%	0.54%	6%	1%	4%
Non-DUS: Non-Bank Financial Institution	$1.1	1%	0.70%	2%	1%	1%
Non-DUS: Public Agency/Non Profit	$0.1	0%	-	0%	0%	0%

(1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral.
(2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(3) For information on which states are included in each region, refer to Fannie Mae's 2012 Q3 Form 10-Q.
(4) Asset Class Definitions: Conventional/Co-Op Housing: Privately owned multifamily properties or multifamily properties in which the residents collectively own the property through their shares in the cooperative corporation. Seniors Housing: Multifamily rental properties for senior citizens. Manufactured Housing: A residential real estate development consisting of housing sites for manufactured homes, related amenities, utility services, landscaping, roads and other infrastructure. Student Housing: Multifamily rental properties in which 80% or more of the units are leased to undergraduate and/or graduate students.
(5) The Multifamily Affordable Business Channel focuses on financing properties which are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

19

20 Numbers: Represent YTD 2012 credit losses for each state which total $213M as of September 30, 2012. States with no numbers had less than $1 million in credit losses in YTD 2012. Shading: Represent Unpaid Principal Balance (UPB) for each state which total $200.1B as of September 30, 2012. (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. Note: Negative values are the result of recoveries on previously charged-off amounts. Fannie Mae Multifamily YTD 2012 Credit Losses by State ($ Millions) Example: UPB in Ohio is $2.8B and YTD 2012 Credit Losses have been $11M Portfolio UPB(1) Concentration by State as of 09/30/2012